Investor Presentation
Fourth Quarter, 2013

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements”
that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or similar words.
For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp, Inc.’s Form 10-K. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
Forward Looking
Statements

The Bancorp, Inc.
Planning for Growth with
Safety and Soundness
• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

The Bancorp, Inc.
Planning for Growth

Consumer Distribution Channel Penetration
Percent of U.S. Households, 1980-2012
100%
80%
60%
40%
20%
0%
1980
82
84
86
88
1990
92
94
96
98
2000
02
04
06
08
10
2012
Branch Banking
Online Banking
Debit Card
Mobile Banking
ATM
Direct Deposit
RDC

3

The Bancorp, Inc.  Planning for Growth Consumer Distribution Channel Penetration Percent of U.S. Households, 1980-2012Sources: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, AlixPartners

Business Model: A Distinct Business Strategy (1)

Assets
Deposits
Government Guaranteed Lending (GGL)
Commercial Mortgage Backed Securities (CMBS)
Automobile Fleet Leasing
Revenue
2010 Prepaid Cards: 30%
4%
2010 Community Bank: 40%
Prepaid Cards
Open Loop Prepaid Cards
▪Deposits
▪Non-interest Income
Healthcare
Health Savings Accounts and Flexible Spending Accounts
▪Deposits
▪Non-interest Income
Payment Acceptance
Credit, Debit Card, and ACH Processing
▪Deposits
▪Non-interest Income
Institutional Banking
Deposits and Loans for Clients of Wealth Firms
▪Interest Income
▪Deposits
▪Non-interest Income
The Bancorp

Securities Portfolio
Primarily highly rated
government obligations
•Interest Income
Includes loans to
franchisees;
75% guaranteed by
U.S. government
•Interest Income
Commercial Loan Sales
• Non-interest Income
• Interest Income
•Interest Income
•Non-interest Income
Community Bank
Traditional Community
Banking Products
•Interest Income
•Deposits
•Non-interest Income
(1) For the above presentation, revenue for asset-generating departments includes all revenue from the assets they fund with deposits they generate. It also includes half the revenue on assets they generate but do not fund. The other half of that revenue is allocated to deposit-producing departments. The revenue shown was generated in the full year 2013 with the exception of segments marked 2010, which represent full year 2010.
37%
4%
8%
5%
22%
3%
8%
9%

The Bancorp

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
29% CAGR (2)
$68,430
$84,749
$112,145
$147,843
34% Increase
$29,842
$40,132
71%
29%
65%
35%
56%
44%
45%
55%
49%
51%
47%
53%
2010
2011
2012
2013
Q4 2012
Q4 2013
Net Interest Income Post Provision
Non-Interest Income

Revenue Composition
Post Provision Income (1)

(1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities. For reconciliation detail, please see Appendix
(2) Compound annual growth rate is calculated for the years 2010 through 2013
$

Gross Dollar Volume
(dollars in thousands)
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
72% CAGR
(GDV) (3)
$31,689,816
26% Increase
$6,139,791
$7,720,554
2010
2011
2012
2013
Q4 2012
Q4 2013
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Number of Active Cards
Gross Dollar Volume
2013
2012
2011
2010
2009
Pre-2009
Number Active Cards

The Bancorp

7
(1) Gross Dollar Volume (GDV) is the total  amount spent on all cards outstanding within a given period. The bar graph represents the gross dollar volume for the period segmented by the program contract date
(2) Number of active cards as of year-end 2010 through 2013
(3) Compound annual growth rate is calculated for the years 2010 through 2013
$

Prepaid Gross Dollar Volume (GDV) (1) and
Cardholder Growth (2)

$6,285,311
$13,311,202
$27,138,802

The Bancorp

90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
61% CAGR (1)
$19,524
$29,841
$49,139
$81,561
$15,148
$21,230
2010
2011
2012
2013
Q4 2012
Q4 2013

Quarter over Quarter:
Q4 2012 to Q4 2013

Category	Increase
Prepaid Cards	20%
Automobile Fleet Leasing	16%
Payment Acceptance	46%
Deposit and HSA fees	49%
Debit Card Income	321%
Gain on Loan of Sales	152%
Other	18%

Non-Interest Income-Generating
Strategies: Growth and Sustainability
(1) Compound annual growth rate is calculated for the years 2010 through 2013
(2) Excludes gains on investment securities
40% Increase
$
(2)

80%
70%
60%
50%
40%
30%
20%
10%
0%
32% CAGR (2)
9% Increase
32%
41%
56%
74%
65%
71%
2010
2011
2012
2013
Q4 2012
Q4 2013

The Bancorp

Scalable Business Model:
Non-Interest Income/Non-Interest Expense (1)

(1) Excludes gains on investment securities and nonrecurring expenses; 2011 includes a one-time gain of $718,000 related to a legal settlement
(2) Compound annual growth rate is calculated for the years 2010 through 2013

(dollars in thousands)
120,000
100,000
80,000
60,000
40,000
20,000
0
12% CAGR (1)
$68,193
$76,406
$85,444
$95,782
75%
25%
70%
30%
64%
36%
56%
44%
15% Increase
$22,086
$25,402
62%
38%
52%
48%
2010
2011
2012
2013
Q4 2012
Q4 2013
Community Bank
Other

(1)Compound annual growth rate is calculated for the years 2010 through 2013
(2)Other is comprised of net interest income produced by the following areas: Investment Securities, Automobile Fleet Leasing, Government Guaranteed
      Lending, Institutional Banking, and CMBS.

(2)
$
Compressed Interest Rate Environment:
Net Interest Income Generators

33% CAGR (1)
(dollars in thousands)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Q1
Q2
Q3
Q4
2010
2011
2012
2013

The Bancorp

Operating Leverage:
Adjusted Operating Earnings
(1) Compound annual growth rate is calculated for the fourth quarters of 2010 through 2013
$

The Bancorp

2%
40%
40%
4%
5%
9%
Investment Securities
Institutional Banking
Automobile Fleet Leasing
Government Guaranteed Lending
Community Bank
CMBS

Primary Asset-Generating Strategies:
Business Line Overview
As with funding, The Bancorp employs a multi-channel growth strategy for asset origination.
• Investment Securities
 – High credit quality tax exempt municipal obligations
 – U.S. Government agency securities primarily 2-4 year average lives and other highly rated mortgage-backed securities
 – Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists

• Institutional Banking
 – 15 affinity groups, managing & administering $2.7 trillion in assets
 • SEI Investments, Legg Mason, AssetMark Trust Company, Franklin
 Templeton
 – Generates securities backed and other loans
• Automobile Fleet Leasing
 – Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 30.7% of portfolio leased by local, state, and federal government agencies
• Government Guaranteed Lending
 – Loans from $150,000 to $5.0 million including loans to franchisees such as
 UPS Stores, Massage Envy, FASTSIGNS and Save a Lot, many of which have a
 75% guaranty by the U.S. Small Business Administration
 – Approved Franchise and Medical Guidance lines of over $360 million
• Community Bank
 – Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington banking market
• CMBS
 – Loans which are generated for sale into CMBS securities markets that are held until their quarterly sale
Category	Q4 2013 Balance	Q4 2012 Balance	Q4 2013 Avg. Yield
	(in thousands)
Investment Securities	$1,350,322	$763,244	2.41%
Institutional Banking	306,710	252,475	2.67%
Automobile Fleet Leasing	175,611	156,097	6.85%
Government Guaranteed Lending	148,257	90,795	4.58%
Community Bank	1,342,575	1,403,487	4.01%
CMBS	53,485	11,341	5.95%

Nonperforming Loans/Total Assets

TBBK
Aggregate US Banks
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13

Reserves/Loans

TBBK
Aggregate US Banks
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13

Reserves/Nonaccrual Loans

TBBK
Aggregate US Banks
1000%
800%
600%
400%
200%
0%
2007
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13

Texas Ratio (1)

TBBK
Aggregate US Banks
40%
30%
20%
10%
0%
2007
2008
2009
2010
2011
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13

The Bancorp

Asset Quality Overview

(1) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity).
 TBBK computed with consolidated capital. Sources: SNL Financial; FDIC Call Reports

41%
24%
10%
9%
9%
7%
Prepaid Cards (including DDA)
Institutional Banking
Payment Acceptance
Healthcare
Community Bank
1031 Exchange

0.2%
0.1%
12.5
87.2%
Checking
MMDA & Savings
CDs < $100k
CDs > $100k

Category	Q4 2013 Balance	Q4 3013 Avg. Cost

Primary Deposit-Generating Strategies:
Business Line Overview
Total Deposits: $4.3 billion
Average Cost: 0.25%
(Aggregate US Banks Average Cost: 0.42%) (1)
(1) Aggregate US Banks data as of September 2013
	(in millions)
Prepaid Cards	$1,738,009	0.02%
Institutional Banking	1,031,582	0.39%
Payment Acceptance	431,696	0.66%
Healthcare	397,783	0.54%
Community Bank	372,564	0.22%
1031 Exchange	301,355	0.21%

Private Label Deposits by Remaining Contractual Term (1)

13%
34%
53%
< 1 year
1 <> 3 years
3 <> 5 years

The Bancorp

Deposit-Generating Strategies:
Sticky and Long-Term
The Bancorp has long-term, often exclusive agreements in place with its private label banking partners.

(1) Percentages shown reflect data as of the end of the fourth quarter of 2013
(2) Contracts associated with 100% of deposits in this segment are structured with an automatic renewal
(2)

The Bancorp, Inc.
Planning for Growth with
Safety and Soundness
• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

Appendix

Capital Ratios and Selected Financial Data
	As of or for the three months ended	As of or for the three months ended
	December 31, 2013	December 31, 2012
	(dollars in thousands)	(dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	7.62%	9.10%
Tier 1 capital to average assets	8.55%	10.00%
Tier 1 capital to total risk-weighted assets	14.56%	16.39%
Total capital to total risk-weighted assets	15.81%	17.64%
Allowance for loan and lease losses to total loans	1.95%	1.74%
Tangible common equity	7.47%	8.93%

Balance Sheet Data:
Total assets	$ 4,703,334	$ 3,699,659
Total loans, net of unearned costs (fees)	1,958,445	1,902,854
Allowance for loan and lease losses	38,182	33,040
Total cash and cash equivalents	1,234,168	968,093
Total investments	1,350,322	763,244
Deposits	4,272,989	3,313,221
Shareholders’ equity	358,543	336,677

Selected Ratios:
Return on average assets	0.68%	0.62%
Return on average common equity	8.17%	7.04%
Net interest margin	2.54%	2.73%
Book value per share	$ 9.53	$ 9.06

Current Loan Portfolio and Asset Quality
Overview at 12/31/2013
Category (dollars in thousands)	Balance	% of Total Loans	Nonaccrual Loans	Nonaccrual/ Total Loans	OREO	30-89 Days Delinquent	90+ Days Delinquent	Q4 2013 Quarterly Charge-offs (net)
Commercial	$450,113	23%	$29,651	1.52%	$7,370	$ -	$ -	$ (2,796)
Commercial mortgage	625,810	32%	5,861	0.30%	9,436	6,997	-	39
Construction	258,889	13%	1,667	0.09%	9,489	-	-	(4,601)
Direct financing leases (auto leases)	175,610	9%	-	0.00%	-	4,720	110	(30)
Residential mortgage	94,850	5%	2,016	0.10%	-	-	-	-
Securities backed loans and other	346,334	18%	1,356	0.07%	-	443	_____-	(81)
Total	$1,951,606	100%	$40,551	2.08%	$26,295	$12,160	$110	$(7,469)

Post Provision Income Reconciliation
Category (dollars in millions)	2010	2011 (1)	2012	2013	Q4 2012	Q4 2013
Interest Income	$82.7	$88.4	$96.8	$106.6	$24.7	$28.2
Interest Expense	(14.5)	(12.0)	(11.4)	(10.8)	(2.6)	(2.8)
Net Interest Income	68.2	76.4	85.4	95.8	22.1	25.4
Provision for Loan and Lease Losses	(19.3)	(21.5)	(22.4)	(29.5)	(7.4)	(6.5)
Net Interest Income Post Provision	48.9	54.9	63	66.3	14.7	18.9
Non-Interest Income (2)	19.5	29.8	49.1	81.5	15.1	21.2
Post Provision Income	$68.4	$84.7	$112.1	$147.8	$29.8	$40.1
(1) 2011 includes a one-time gain of $718,000 related to a legal settlement
(2) Non-interest income excluding gains on sales on investment securities and other than temporary impairment on securities

Adjusted Operating Earnings Reconciliation [1]

Category *(dollars in thousands)*	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Net income (loss) available to common shareholders	$7,324	$4,788	$5,592	$7,406	$5,237	$3,561	$3,854	$3,972	$3,288	$2,282	$660	$2,688	$2,041	$588	$407	($4,056)
Preferred stock dividend and accretion	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	6,242
Income tax expense	4,098	2,034	3,262	4,431	1,622	1,795	2,150	2,227	1,382	1,209	289	1,431	946	156	197	1,233
Gain on sales of investment securities	(1,104)	(42)	(476)	(267)	(554)	(107)	-	-	(136)	(20)	(603)	-	14	(2)	(469)	(750)
Other than temporary impairment in securities	-	-	-	20	76	-	126	-	-	-	-	75	-	135	-	-
Loss on other real estate owned	(8)	403	815	251	103	533	421	1,451	-	64	439	52	-	22	-	-
Provision for loan and lease losses	6,500	8,000	9,500	5,500	7,391	5,540	4,287	5,220	4,844	5,019	6,963	4,672	4,212	5,219	5,806	4,148
Core operating earnings	**$16,810**	**$15,183**	**$18,693**	**$17,341**	**$13,875**	**$11,322**	**$10,838**	**$12,870**	**$9,378**	**$8,554**	**$7,748**	**$8,918**	**$7,213**	**$6,118**	**$5,941**	**$6,817**

20

Adjusted Operating Earnings Reconciliation (1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses. Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain non-recurring items.  Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP. Net income (loss) available to common shareholders Preferred stock dividend and accretion Income tax expense Gain on sales of investment securities Other than temporary impairment in securities Loss on other real estate owned Provision for loan and lease losses Core operating earnings

www.thebancorp.com